EXHIBIT 32.2: CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

      In connection with the accompanying Quarterly report on Form 10-Q of Magna-Lab, Inc. for the quarter and six months ended August 31, 2008, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

            (1) such Quarterly report on Form 10-Q for the quarter and six months ended August 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in such Quarterly report on Form 10-Q for the quarter and six months ended August 31, 2008 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.


  October 17, 2008    /s/ Kenneth C. Riscica
                      ----------------------------------------------------------
                      Name: Kenneth C. Riscica
                      Title: Treasurer & Secretary (principal financial officer)